UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 17, 2006
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) and (c) On March 17, 2006, Bruce W. Busmire, Senior Vice President and Chief Financial Officer of Noble Corporation (the “Company”), resigned his employment with the Company to pursue other interests.
     Mark A. Jackson, President and Chief Operating Officer of the Company, has assumed the position of acting Chief Financial Officer of the Company on an interim basis pending the Company’s appointment of a successor Chief Financial Officer. Mr. Jackson served as the Company’s Senior Vice President and Chief Financial Officer from September 1, 2000 through September 26, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NOBLE CORPORATION
Date: March 17, 2006	By:	/s/ JULIE J. ROBERTSON
Julie J. Robertson
Executive Vice President and Secretary

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